REDEEMABLE NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2019
REDEEMABLE NON-CONTROLLING INTERESTS
REDEEMABLE NON-CONTROLLING INTERESTS

18.  REDEEMABLE NON-CONTROLLING INTERESTS

In December 2017, the Company acquired an approximately 66% equity interest in Lagou on a fully diluted basis. Lagou has been consolidated into the Group’s financial statements as of December 31, 2017. As Lagou has shares that could be redeemed by minority shareholders upon the occurrence of certain events that are not solely within the control of the Company, these preferred shares are accounted for as redeemable non-controlling interests in mezzanine equity.

The changes in the amount of redeemable non-controlling interests for the years ended December 31, 2018 and 2019 are as follows:

	2018	2019
	RMB	RMB
Balance at beginning of year	228,230	225,645
Share-based compensation	7,911	—
Net loss attributable to mezzanine equity holders	(10,496)	(8,671)
Balance at end of year	225,645	216,974